EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

  (Dollars in Millions, Except Per Share Amount)
                                                                       MARCH 27,
  ASSETS                                                                 1998
  -------------------------------------------------------              ---------
  CASH AND CASH EQUIVALENTS..............................              $  5,400
                                                                       --------
  CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
   OR DEPOSITED WITH CLEARING ORGANIZATIONS..............                10,502
                                                                       --------
  MARKETABLE INVESTMENT SECURITIES.......................                 3,131
                                                                       --------
  TRADING ASSETS, AT FAIR VALUE
  Corporate debt and preferred stock.....................                33,732
  Equities and convertible debentures....................                30,691
  Contractual agreements.................................                22,527
  U.S. Government and agencies...........................                11,295
  Non-U.S. governments and agencies......................                10,608
  Mortgages, mortgage-backed, and asset-backed...........                 9,463
  Other..................................................                 2,990
                                                                       --------
                                                                        121,306
  Securities received as collateral, net of securities...
   pledged as collateral.................................                12,490
                                                                       --------
  Total trading assets...................................               133,796
                                                                       --------
  SECURITIES PLEDGED AS COLLATERAL.......................                16,452
                                                                       --------
  RECEIVABLES UNDER RESALE AGREEMENTS....................                73,815
                                                                       --------
  RECEIVABLES UNDER SECURITIES BORROWED TRANSACTIONS.....                45,070
                                                                       --------
  OTHER RECEIVABLES
  Customers (net of allowance for doubtful accounts
   of $49)...............................................                29,140
  Brokers and dealers....................................                 5,866
  Interest and other.....................................                 8,622
                                                                       --------
  Total..................................................                43,628
                                                                       --------
  INVESTMENTS OF INSURANCE SUBSIDIARIES..................                 4,714

  LOANS, NOTES, AND MORTGAGES (net of allowance for
   loan losses of $132)..................................                 5,635

  OTHER INVESTMENTS......................................                 2,132

  PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
   (net of accumulated depreciation and amortization
   of $3,028)............................................                 2,215

  GOODWILL (net of accumulated amortization of $180).....                 5,412

  OTHER ASSETS...........................................                 1,522
                                                                       --------
  TOTAL ASSETS...........................................              $353,424
                                                                       ========


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                                                                   EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

   (Dollars in Millions, Except Per Share Amount)

  LIABILITIES, PREFERRED SECURITIES ISSUED BY                          MARCH 27,
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                 1998
  ----------------------------------------------------                 ---------
  LIABILITIES

  PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
   LOANED TRANSACTIONS.................................                $ 95,296
                                                                       --------
  COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS.....                  49,867
                                                                       --------
  TRADING LIABILITIES, AT FAIR VALUE
  Contractual agreements...............................                  19,502
  U.S. Government and agencies.........................                  15,350
  Equities and convertible debentures..................                  21,337
  Non-U.S. governments and agencies....................                  10,080
  Corporate debt, preferred stock, and other...........                   5,634
                                                                       --------
  Total................................................                  71,903
                                                                       --------
  OBLIGATION TO RETURN SECURITIES RECEIVED AS
   COLLATERAL .........................................                  28,942
                                                                       --------
  OTHER PAYABLES
  Customers............................................                  17,390
  Brokers and dealers..................................                   8,551
  Interest and other...................................                  18,971
                                                                       --------
  Total................................................                  44,912
                                                                       --------
  LIABILITIES OF INSURANCE SUBSIDIARIES................                   4,594

  LONG-TERM BORROWINGS.................................                  47,532
                                                                       --------
  TOTAL LIABILITIES....................................                 343,046
                                                                       --------
  PREFERRED SECURITIES ISSUED BY SUBSIDIARIES..........                   1,377
                                                                       --------
  STOCKHOLDERS' EQUITY

  PREFERRED STOCKHOLDERS' EQUITY.......................                     425
                                                                       --------
  COMMON STOCKHOLDERS' EQUITY
  Common stock, par value $1.33 1/3 per share;
    authorized: 500,000,000 shares;
    issued: 472,660,324 shares.........................                     630
  Paid-in capital......................................                   1,360
  Accumulated other comprehensive income (net of tax)..                     (25)
  Retained earnings....................................                   9,925
                                                                       --------
                                                                         11,890
  Less:
       Treasury stock, at cost: 127,929,023 shares........                2,452
       Employee stock transactions........................                  862
                                                                       --------
  TOTAL COMMON STOCKHOLDERS' EQUITY....................                   8,576
                                                                       --------
  TOTAL STOCKHOLDERS' EQUITY...........................                   9,001
                                                                       --------
  TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
    SUBSIDIARIES, AND STOCKHOLDERS' EQUITY.............                $353,424
                                                                       ========


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